SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

3PEA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54123	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1700 W Horizon Ridge Parkway, Suite 102,

Henderson, Nevada 89012

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2018, the board of directors of 3Pea International, Inc. (the “Company”) approved amended and restated bylaws (the “New Bylaws”), which supersede and replace the existing bylaws (the “Prior Bylaws”) of the Company. Below is a comparison of certain provisions of the prior bylaws to the amended and restated bylaws:

Topic	Prior Bylaws	New Bylaws
Place of shareholder meeting	Anywhere	Same
Annual meetings	As determined by the board	Same
Special meetings	Callable by the president, secretary, a majority of the board or a majority of outstanding shares	Only callable by the president or a majority of the board.
Notice of shareholder meetings	No less than 10 days nor more than 60 days before the meeting	Same
Quorum for meetings	At least a majority of the issued and outstanding shares	At least one-third of the issued and outstanding shares
Action by written consent	If agreed to by shareholders holding at least a majority of shares	Same
Record date	Fixed by directors at least 10 days and not more than 60 days before the shareholder meeting	Same. In addition, if the board does not set a record date, the record date will be the day before notice is mailed to shareholders if the matter involves a stockholder vote and the date of the board resolution if the matter involves any other matter requiring a record date.
Attendance as waiver of notice	No provision	Attendance by a stockholder waives notice, unless the stockholder attends for the specific purpose of objecting to the transaction of business.
Shareholder nominations for director	No provision

Notice of a nomination must be received not less than 90 days and not more than 120 days before the anniversary of the last annual meeting of stockholders, provided that if the annual meeting is changed more than 30 days from the date of the previous annual meeting, the deadline for submitting director nominations will be ten days after public disclosure of the new annual meeting date.

Nominations should include all information that the company is required to disclose about the nominee in its annual proxy materials. The shareholder submitting the nomination must attend the meeting.

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Stockholder proposals	No provision

Notice of a nomination must be received not less than 90 days and not more than 120 days before the anniversary of the last annual meeting of stockholders, provided that if the annual meeting is changed more than 30 days from the date of the previous annual meeting, the deadline for submitting director nominations will be ten days after public disclosure of the new annual meeting date.

Nominations should include the text of the proposal, the name of the shareholder, all information that the company is required to disclose in the proxy statement about the proposal, and whether the shareholder intends to deliver a proxy statement and/or solicit proxies in favor of the proposal. The shareholder submitting the proposal must attend the meeting.

Voting by proxy	Shareholders may vote either in person or by proxy.	Same
Inspectors of election	No limitations on who can serve as inspector of elections.	In advance of a shareholder meeting, the board will appoint 1 person other than an officer director or nominee for office to serve as inspectors of election.
Number of directors	Four, or not less than 1 nor more than 15, at discretion of board	Set by board of directors
Independent directors	No provision	Majority must be independent, unless otherwise required or permitted by law
Removal of directors by other directors	By unanimous vote of all other members of the board.	Deleted
Removal of other directors by stockholders	Vote of two-thirds of the outstanding shares can terminate the office of a director at any time.	Same
Special meetings of board	Callable by chairman, president or any two directors	Same
Quorum for board meetings	At least a majority of directors	Same
Board action by written consent	By a writing signed by all directors	Same
Notice of board meetings	At least 48 hours before the meeting	No set time period
Audit committee	No provision	At least three members

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Compensation committee	No provision	At least two members
Nominating and corporate governance committee	No provision	At least two members
Committee membership	Appointed by full board	Must be independent board members, and appointed by the full board
Officers	President, Secretary, Treasurer, and such other officers that board may approve. Compensation fixed by the board. Officers can be terminated by board at any time.	No material change
Stock	No provision	Company may issue uncertificated shares
Indemnification	No provision	Indemnification for officers and directors to the fullest extent permitted by Nevada law.
Amendments	Board may amend or repeal bylaws at any time, including any bylaw approved by shareholders, unless the shareholders have specified that the bylaw may not be amended by the board.	Board may amend or repeal bylaws at any time, including any bylaw approved by shareholders.

The foregoing summary is not a complete description of every difference between the Prior Bylaws and the New Bylaws, and is qualified in its entirety by the terms of the Prior Bylaws and the New Bylaws, copies of which are available on the SEC’s website at www.sec.gov.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 18, 2018 (the “Annual Meeting”). At the Annual Meeting, our stockholders (i) elected the persons listed below to serve as directors for a term of one year expiring at the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and (ii) ratified the appointment of Squar Milner LLP to serve as our independent registered public accounting firm for 2018.

Set forth below are the voting results for these proposals:

Item 1:	The election of four directors for a one-year term expiring at the 2019 Annual Meeting
	For	Withheld	Broker Non-Votes
Mark R. Newcomer	27,839,052	313,319	0
Anthony E. DePrima, Esq.	27,841,552	310,819	0
Daniel H. Spence	27,841,552	310,819	0
Bruce A. Mina	27,861,036	291,335	0

Item 2:	The ratification of the appointment by the Company of Squar Milner LLP as the Company’s independent registered public accounting firm for 2018
For	Against	Abstain	Broker Non-Votes
27,860,536	179,810	112,025	0

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Section 8 - Other Events

Item 8.01 Other Events.

On May 18, 2018, the Company’s board of directors approved the formation of three committees of the board, which are the audit committee, the compensation committee and the nominating and corporate governance committee. The charter for each committee provides that it will be composed of directors who meet the test for independence set forth in NASDAQ Rule 5605(a)(2), and in some cases separate independence requirements of the Securities & Exchange Commission. The board appointed the following members to each committee:

Audit Committee: Bruce A. Mina, Quinn Williams, Dennis Triplett

Compensation Committee: Bruce A. Mina, Dennis Triplett, Dan Henry

Nominating and Corporate Governance Committee: Dan Henry, Quinn Williams

The board determined that Bruce E. Mina is an “audit committee financial expert”, as such term is defined in SEC Item 407 of Regulation S-K.

In addition, Mark Newcomer resigned as chairman of the board, and Dan Henry, an independent director was appointed chairman of the board. Mr. Newcomer remains a director and the chief executive officer of the Company, and was appointed vice chairman of the board.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws dated May 18, 2018

99.1	Press release dated May 21, 2018

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

3PEA INTERNATIONAL, INC.
Date: May 22, 2018	/s/ Mark Newcomer
By: Mark Newcomer, Chief Executive Officer

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